DUNHAM FUNDS

Dunham Small Cap Value Fund

Dunham Large Cap Growth Fund

Dunham Small Cap Growth Fund

Dunham Emerging Markets Stock Fund

Supplement dated November 13, 2009 (effective at the opening of business)

to each Prospectus for Class A, C and N shares dated March 2, 2009

Effective March 1, 2010, the investment objective of the Dunham Small Cap Value Fund, Dunham Large Cap Growth Fund, Dunham Small Cap Growth Fund and Dunham Emerging Markets Stock Fund (the “Funds”) will change.  The current investment objective and proposed new investment objective of each Fund is presented in the table below.

Fund Name	Current Objective	New Objective
Dunham Small Cap Value Fund	maximize total return from capital appreciation	maximize total return from capital appreciation and income
Dunham Large Cap Growth Fund	maximize total return from capital appreciation and dividends	maximize capital appreciation
Dunham Small Cap Growth Fund	maximize total return through capital appreciation	maximize capital appreciation
Dunham Emerging Markets Stock Fund	maximize total return from capital appreciation	maximize capital appreciation

This Supplement supersedes and replaces any contradictory prior supplements to the Funds’ Prospectuses and Statement of Additional Information, each dated March 2, 2009.  You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated March 2, 2009, and prior Supplements dated May 1, 2009, May 28, 2009 and July 1, 2009, which provide information that you should know about the Funds before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Dunham Funds at 1-800-442-4358.

Supplement dated November 13, 2009